iShares®

iShares Trust

Supplement dated December 22, 2009

to the Prospectus (“Prospectus”),

dated June 19, 2009 (as revised December 1, 2009) for the

iShares MSCI All Peru Capped Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Fund’s Prospectus.

The Peruvian Congress recently approved changes to the Unified Text of the Income Tax Law of Peru that have the effect of exempting the Fund (as an exchange traded fund) from the 30% gross income tax generally imposed on capital gains realized as a consequence of sales of depositary receipts representing Peruvian securities and sales of Peruvian securities that are effected other than through a qualifying Peruvian exchange. The new legislation also exempts the Fund from the 5% gross income tax generally imposed on capital gains realized on sales of Peruvian securities effected on a qualified Peruvian exchange. The recently approved law is expected to be enacted and published prior to the end of this year, and to go into effect as of January 1, 2010.

Effective immediately, the section entitled “Fund Tax Risk” which appears on pages 16-17 of the Prospectus shall be replaced in its entirety with the following language:

“The Fund is subject to a 4.1% Peruvian dividend withholding tax on dividends paid by Peruvian companies. It is not expected that the Fund will be subject to tax in Peru based on its presence in Peru.”

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
IS-A-EPU-1209

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